SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 19, 2007

Wells Real Estate Fund II-OW

(Exact Name of Registrant as Specified in Charter)

Georgia	0-17876	58-1754703
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 19, 2007, Wells Real Estate Fund II-OW (the "Registrant") sent letters to the limited partners of the Registrant that were impacted by North Carolina and Georgia state income taxes withheld by the Registrant on their behalf. Copies of the letters dated March 15, 2007 are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits
Exhibit Number	Exhibit Title
99.1	Letter to Investors regarding North Carolina State Withholding
99.2	Letter to Investors regarding Georgia State Withholding

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND II-OW (Registrant)

By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Douglas P. Williams Douglas P. Williams Senior Vice President

Date: March 19, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Letter to Investors regarding North Carolina State Withholding
99.2	Letter to Investors regarding Georgia State Withholding